UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2026

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42451	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

52 E. 83rd Street, New York, New York	10028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 979-3072

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	TDACU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	TDAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TDACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Subscription Agreement

On July 27, 2026, Translational Development Acquisition Corp., a Cayman Islands exempted company with limited liability (“TDAC”), and Prologium Holding Inc., a Cayman Islands exempted company with limited liability (“ProLogium”), entered into a subscription agreement (the “Subscription Agreement”) with Naetas Holding Limited, an institutional accredited investor (the “Subscriber”) in connection with the previously announced business combination contemplated by the Agreement and Plan of Merger, dated as of May 27, 2026, by and among TDAC, ProLogium, PLG Merger Sub 1, a Cayman Islands exempted company with limited liability and a wholly-owned direct subsidiary of ProLogium (“Merger Sub 1”), and PLG Merger Sub 2, a Cayman Islands exempted company with limited liability and a wholly-owned direct subsidiary of ProLogium (“Merger Sub 2”) (as it may be amended, restated or otherwise modified from time to time, the “Business Combination Agreement,” and the transactions contemplated thereby, the “Business Combination”).

Pursuant to the Subscription Agreement, and subject to the terms and conditions set forth therein, the Subscriber has agreed to subscribe for and purchase from TDAC 5,000,000 Class A ordinary shares of TDAC, par value $0.0001 per share (the “Subscribed Shares”), at a purchase price of $10.00 per Subscribed Share, for an aggregate purchase price of $50,000,000 (the “Purchase Price”).

In connection with the purchase of the Subscribed Shares, TDAC has also agreed to issue to the Subscriber, for no additional consideration, a number of warrants equal to the number of Subscribed Shares (the “Subscribed Warrants” and, together with the Subscribed Shares, the “Subscribed Securities”). Accordingly, the Subscriber may receive 5,000,000 Subscribed Warrants. The Subscribed Warrants will be issued pursuant to, and subject to the terms of, the warrant agreement applicable to TDAC’s public warrants (or such other warrant agreement or supplement in form and substance reasonably acceptable to TDAC and ProLogium) and will have terms substantially identical to TDAC’s public warrants, including an exercise price of $11.50 per share, a redemption trigger threshold of $18.00 per share and a redemption price of $0.01 per warrant. The Subscribed Warrants will not include any downward reset, ratchet, price protection, additional warrant, reset warrant or similar holder-favorable adjustment, other than customary anti-dilution adjustments expressly provided in the applicable warrant agreement. The issuance of the Subscribed Warrants is subject to receipt of all approvals, consents, amendments or supplements required under the Business Combination Agreement, the applicable warrant agreement and applicable law.

The closing of the subscription (the “Subscription Closing”) is expected to occur one business day prior to the consummation of the first merger contemplated by the Business Combination Agreement. At the effective time of the first merger, each Subscribed Share will be cancelled in exchange for the right to receive one Class A ordinary share of ProLogium, par value $0.0001 per share, and each Subscribed Warrant outstanding and unexercised immediately prior to such effective time will be converted into and become the right to receive one warrant of ProLogium in accordance with the Business Combination Agreement.

The obligations of the parties to consummate the Subscription Closing are subject to customary closing conditions, including, among others, the accuracy of the parties’ representations and warranties, material compliance with covenants, the absence of any law or order prohibiting the subscription, the satisfaction or waiver of the conditions to the closing of the Business Combination (other than conditions that by their nature are to be satisfied at the closing), and the mergers being scheduled to occur on the business day immediately following the Subscription Closing. The Subscriber will fund the Purchase Price into escrow before the anticipated closing of the Business Combination. If the Business Combination is not consummated within the period specified in the Subscription Agreement, the Purchase Price will be returned and any Subscribed Securities that have been issued will be cancelled. The consummation of the subscription is contingent upon the subsequent consummation of the Business Combination.

ProLogium has agreed, subject to the terms and conditions of the Subscription Agreement, to use commercially reasonable efforts to file a registration statement registering the resale of the ProLogium Class A ordinary shares and warrants received in respect of the Subscribed Securities, and the shares issuable upon exercise of such warrants, as promptly as reasonably practicable and in any event within 45 calendar days following the closing of the Business Combination, but not before the registration statement on Form F-4 relating to the Business Combination is declared effective. ProLogium has also agreed to use commercially reasonable efforts to cause the resale registration statement to be declared effective no later than the earlier of (i) the 90th calendar day (or the 120th calendar day if the U.S. Securities and Exchange Commission notifies ProLogium that it will review the resale registration statement) following the filing deadline and (ii) the 10th business day after ProLogium is notified that the resale registration statement will not be reviewed or will not be subject to further review, in each case subject to the terms and extensions set forth in the Subscription Agreement. To the extent the Form F-4 includes an effective resale prospectus covering all registrable securities as of the closing of the Business Combination, the separate filing obligation will be deemed satisfied for the securities so covered.

Subject to specified exceptions, TDAC and ProLogium also agreed not to enter into, amend, modify or waive another PIPE subscription agreement before the Subscription Closing in a manner that provides a lower purchase price or other terms that are more favorable in any material respect without offering the Subscriber the benefit of such lower price or more favorable terms on substantially the same basis.

ProLogium and the Subscriber further agreed to discuss in good faith potential business collaboration arrangements, including product enhancements, new functionalities and proof-of-concept efforts. The Subscription Agreement does not set forth definitive terms for any such collaboration.

The Subscription Agreement will terminate upon the earliest to occur of (i) valid termination of the Business Combination Agreement in accordance with its terms, (ii) mutual written agreement of the parties to terminate the Subscription Agreement and (iii) 30 days after the Termination Date (as defined in the Business Combination Agreement) if the closing of the Business Combination has not occurred by such date, other than as a result of a breach of the Subscriber’s obligations under the Subscription Agreement.

The foregoing description of the Subscription Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

The Subscription Agreement has been included to provide investors with information regarding its terms. The representations, warranties and covenants contained in the Subscription Agreement were made solely for purposes of that agreement, as of specified dates and for the benefit of the parties thereto, and may be subject to contractual standards of materiality and qualifications that differ from those applicable to investors. Investors should not rely on those provisions as characterizations of the actual state of facts or condition of any party.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The offer and sale of the Subscribed Securities have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and are expected to be made in reliance upon the exemption from registration provided by Section 4(a)(2) thereof. TDAC’s reliance on Section 4(a)(2) is based in part on the Subscriber’s representations that it is an accredited investor and an institutional account, is acquiring the Subscribed Securities for investment and not with a view to a distribution in violation of applicable securities laws, and did not become aware of the offering through general solicitation or general advertising.

The Subscribed Warrants will be issued for no additional consideration and will be exercisable at $11.50 per share, subject to the terms described in Item 1.01 above. The Subscription Agreement provides that TDAC and ProLogium are responsible for any fees or commissions owed to the placement agents in connection with the subscription.

Forward-Looking Statements

This Current Report contains forward-looking statements, including statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are based on beliefs and assumptions and on information currently available to ProLogium and TDAC. Forward-looking statements include statements regarding the anticipated timing and consummation of the Subscription Closing and the Business Combination, the anticipated proceeds of the subscription, the number and issuance of the Subscribed Securities, the issuance and conversion of the Subscribed Securities, potential business collaboration discussions and ProLogium’s registration obligations. In some cases, forward-looking statements may be identified by words such as “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or similar expressions, although not all forward-looking statements contain these words.

TDAC is a blank check company. Accordingly, the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 is not available to statements made in connection with the Business Combination.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including the occurrence of any event, change or other circumstance that could delay, impede or prevent the subscription or the Business Combination or give rise to the termination of the Subscription Agreement or the Business Combination Agreement; the inability to complete the Business Combination due to the failure to obtain shareholder approvals or satisfy other closing conditions; the amount of redemption requests made by TDAC’s public shareholders; the availability of financing and the ability to satisfy the minimum available cash condition under the Business Combination Agreement; the ability to maintain applicable stock exchange listing standards; costs related to the subscription and the Business Combination; changes in applicable laws or regulations; and the risks and uncertainties described in the registration statement on Form F-4 filed by ProLogium with the U.S. Securities and Exchange Commission (the “SEC”) and in TDAC’s other filings with the SEC. Forward-looking statements speak only as of the date they are made. Except as required by applicable law, neither ProLogium nor TDAC undertakes any duty to update or revise any forward-looking statement after the date of this Current Report.

Additional Information and Where to Find It

In connection with the Business Combination, ProLogium has filed with the SEC a registration statement on Form F-4, which includes a preliminary proxy statement of TDAC and a prospectus of ProLogium. The registration statement has not yet been declared effective. After the registration statement is declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of TDAC as of a record date to be established for voting on the Business Combination. Before making any voting or investment decision, investors and shareholders of TDAC are urged to carefully read the entire registration statement and proxy statement/prospectus, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Business Combination. The documents filed by TDAC and ProLogium with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

ProLogium, TDAC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TDAC shareholders with respect to the Business Combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of TDAC shareholders in connection with the Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the registration statement on Form F-4 and will be included in any amendments or supplements thereto.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or the solicitation of an offer to buy any securities of ProLogium or TDAC, nor shall there be any sale of any such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibits
10.1#*	Subscription Agreement, dated as of July 27, 2026, by and among Translational Development Acquisition Corp., Prologium Holding Inc. and the subscriber party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Certain schedules and similar attachments to Exhibit 10.1 have been omitted pursuant to Item 601(a)(5) of Regulation S-K. TDAC agrees to furnish a copy of any omitted schedule or attachment to the SEC or its staff upon request. * Certain identified information has been excluded from Exhibit 10.1 because it is not material and is the type that TDAC treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2026	TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

	By:	/s/ Michael B. Hoffman
	Name:	Michael B. Hoffman
	Title:	Chief Executive Officer